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                                                                    EXHIBIT 23.2
                                                                    ------------

Independent auditors' consent


We consent to the incorporation by reference in this Registration Statement of Netcentives Inc. on Form S-8 of our reports dated February 3, 2000 (March 3, 2000 as to the last two paragraphs of Note 16), appearing in the Annual Report on Form 10-K of Netcentives Inc. for the year ended December 31, 1999.


DELOITTE & TOUCHE LLP
San Jose, California
July 11, 2000